Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents

(€ million)	2023	2022	2021
Cash	1,461	1,385	1,358
Cash equivalents(a)	7,249	11,351	8,740
Cash and cash equivalents	8,710	12,736	10,098
(a)    As of December 31, 2023, cash equivalents mainly comprised the following: (i) €5,349 million invested in euro and US dollar denominated money-market mutual funds (December 31, 2022: €9,537 million; December 31, 2021: €5,057 million); (ii) €1,191 million of term deposits (December 31, 2022: €1,167 million; December 31, 2021: €2,768 million) and (iii) zero commercial paper (December 31, 2022: zero; December 31, 2021: €179 million). Cash equivalents also include €476 million held by captive insurance and reinsurance companies in accordance with insurance regulations (December 31, 2022: €439 million; December 31, 2021: €427 million).